EXHIBIT 99.1

VISTA GOLD CORP.

CODE OF BUSINESS CONDUCT AND ETHICS

(Adopted on December 19, 2003, as amended on March 2, 2009, March 5, 2013 and
March 4, 2014)

THIS CODE APPLIES TO EVERY DIRECTOR, OFFICER (INCLUDING OUR CHIEF EXECUTIVE OFFICER (“CEO”) AND CHIEF FINANCIAL OFFICER (“CFO”)), AND EMPLOYEE OF VISTA GOLD CORP. AND ITS AFFILIATED ENTITIES (COLLECTIVELY, THE “COMPANY”).  THE TERM “EMPLOYEE” INCLUDES ANY INDIVIDUAL THAT IS PAID ON THE COMPANY PAYROLL.

To memorialize the Company’s fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general, we have established this Code of Business Conduct and Ethics (this “Code”).  As an integral part of our policy to manage our Company with full transparency and in the best interests of shareholders and other stakeholders, this Code strives to deter wrongdoing, and promote the following six objectives:

1.           Honest, ethical and moral conduct;
2.           Avoidance of conflicts of interest;
3.           Full, fair, accurate, timely and transparent disclosure;
4.	Compliance with the applicable government and self-regulatory organization laws, rules and regulations;
5.           Prompt internal reporting of Code violations; and
6.           Accountability for compliance with this Code.

Below, we discuss situations that require application of our fundamental principles and promotion of our objectives.  If there is a conflict between this Code and a specific procedure, you should consult the CEO, or another officer as may be designated from time to time (the CEO or any such designated officer, the “Designated Officer”), for guidance.

ACCOUNTABILITY FOR COMPLIANCE WITH THIS CODE

Each of the Company’s directors, officers and employees is expected to:

Understand.  The Company expects YOU to understand the requirements of your position including company expectations and governmental rules and regulations that apply to your position.

Comply.  The Company expects YOU to comply with this Code and all applicable laws, rules and regulations.

Report.  The Company expects YOU to report any violation of this Code of which you become aware.

Be Accountable.  The Company holds YOU accountable for complying with this Code.

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TABLE OF CONTENTS

Accounting Policies	3
Amendments and Modifications of this Code	3
Anonymous Reporting	3
Anti-Boycott and U.S. Sanctions Laws	4
Bribery; Foreign Corrupt Practices Act	4
Compliance with Laws, Rules and Regulations	4
Computer and Information Systems	5
Confidential Information Belonging to Others	5
Confidential and Proprietary Information	5
Conflicts of Interest	6
Corporate Opportunities and Use and Protection of Company Assets	8
Discipline for Noncompliance with this Code	8
Disclosure Policies and Controls	8
Health, Safety, Environment and Social Responsibility	9
Fair Dealing with Others	9
Filing of Government Reports	9
Insider Trading or Tipping	9
Investor Relations and Public Affairs	11
Non-Retaliation for Reporting	11
Political Contributions	11
Prohibited Substances	12
Record Retention	12
Relations Among Employees: Respect and Contribution	12
Reporting of Code Violations	13
Waivers	13
Conclusion	14

Appendix –	Certificate of Ethics for the Chief Executive Officer and Chief Financial Officer

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ACCOUNTING POLICIES

The Company and each of its subsidiaries will make and keep books, records and accounts, which in reasonable detail accurately and fairly present the transactions and disposition of the assets of the Company.

All directors, officers, employees and other persons are prohibited from directly or indirectly falsifying or causing to be false or misleading any financial or accounting book, record or account.  You and others are expressly prohibited from directly or indirectly manipulating an audit, and from destroying or tampering with any record, document or tangible object with the intent to obstruct a pending or contemplated audit, review or federal investigation.  The commission of, or participation in, one of these prohibited activities or other illegal conduct will subject you to federal penalties, as well as punishment by the Company, including possible termination of employment.

No director, officer or employee of the Company may, directly or indirectly, either:  (i) make or cause to be made a materially false or misleading statement; or (ii) omit, or cause another person to omit, any material fact that is necessary so that statements made will not be misleading, in connection with:

•	The audit of financial statements by independent accountants;

•	The preparation of any required reports whether by independent or internal accountants; or

•	Any other work which involves or relates to the filing of a document with the United States Securities and Exchange Commission (“SEC”) or applicable Canadian securities regulatory authorities.

AMENDMENTS AND MODIFICATIONS OF THIS CODE

There shall be no amendment or modification to this Code except by a vote of the Board of Directors or a designated board committee that will ascertain whether an amendment or modification is appropriate.

In case of any amendment or modification of this Code that applies to an officer or director of the Company, the amendment or modification shall be posted on the Company’s website within two business days of the board vote or shall be otherwise disclosed as required by applicable law or the NYSE MKT or Toronto Stock Exchange rules.  Notice posted on the Company’s website shall remain there for a period of 12 months and shall be retained in the Company’s files as required by law.

ANONYMOUS REPORTING

If you wish to report a suspected violation of this Code anonymously, you may call the Chairman of the Audit Committee.  You do not have to reveal your identity in order to make a report.  If you do reveal your identity, it will not be disclosed by the Chairman of the Audit Committee unless disclosure is unavoidable during an investigation.

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ANTI-BOYCOTT AND U.S. SANCTIONS LAWS

The Company must comply with anti-boycott laws, which prohibit it from participating in, and require us to report to the authorities any request to participate in, a boycott of a country or businesses within a country.  If you receive such a request, report it to the Designated Officer.  We will also not engage in business with any government, entity, organization or individual where doing so is prohibited by applicable laws.  For more information on these laws contact the Designated Officer who will consult with or refer you to the appropriate corporate legal representatives.

BRIBERY; FOREIGN CORRUPT PRACTICES ACT

You are strictly forbidden from offering, promising or giving money, gifts, loans, rewards, favors or anything of value to any governmental official, employee, agent or other intermediary (either inside or outside the United States) which is prohibited by law.  Those paying a bribe may subject the Company and themselves to civil and criminal penalties.  When dealing with government customers or officials, no improper payments will be tolerated.  If you receive any offer of money or gifts that is intended to influence a business decision, it should be reported to your supervisor or the Designated Officer immediately.

The Company prohibits improper payments in all of its activities, whether these activities are with governments or in the private sector.

The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to foreign government officials or foreign political candidates in order to obtain, retain or direct business.  Accordingly, corporate funds, property or anything of value may not be, directly or indirectly, offered or given by you or an agent acting on our behalf, to a foreign official, foreign political party or official thereof or any candidate for a foreign political office for the purpose of influencing any act or decision of such foreign person or inducing such person to use his influence or in order to assist in obtaining or retaining business for, or directing business to, any person.

You are also prohibited from offering or paying anything of value to any foreign person if it is known or there is a reason to know that all or part of such payment will be used for the above-described prohibited actions.  This provision includes situations when intermediaries, such as affiliates or agents are used to channel payoffs to foreign officials.

The United States Foreign Corrupt Practices Act also contains significant internal accounting control and record-keeping requirements that apply to the Company’s domestic and international operations.

COMPLIANCE WITH LAWS, RULES AND REGULATIONS

The Company’s goal and intention is to comply with the laws, rules and regulations by which we are governed.  In fact, we strive to comply not only with requirements of the law but also with recognized compliance practices.  All illegal activities or illegal conduct are prohibited whether or not they are specifically set forth in this Code.

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Where law does not govern a situation or where the law is unclear or conflicting, you should discuss the situation with your supervisor and, as required, should seek advice from the Designated Officer who will consult with or refer you to the appropriate corporate legal representatives.  Business should always be conducted in a fair and forthright manner. Directors, officers and employees are expected to act according to high ethical standards.

COMPUTER AND INFORMATION SYSTEMS

For business purposes, officers and employees are provided telephones and computer workstations and software, including network access to computing systems such as the Internet and email, to improve personal productivity and to efficiently manage proprietary information in a secure and reliable manner.  You must obtain the permission from the CEO to install any software on any Company computer or connect any personal laptop to the Company network.  As with other equipment and assets of the Company, we are each responsible for the appropriate use of these assets.  Except for limited personal use of the Company’s telephones, computers and email, such equipment may be used only for business purposes.  Officers and employees should not expect a right to privacy of their email or Internet use.  All email and Internet use on Company equipment is subject to monitoring by the Company.

CONFIDENTIAL INFORMATION BELONGING TO OTHERS

You must protect confidential information, including trade secrets and other information given in confidence by others, including partners, suppliers, contractors, competitors and customers, just as you are required to protect the Company’s confidential information.  However, certain restrictions about the information of others may place an unfair burden on the Company’s future business.  For that reason, directors, officers and employees should coordinate with the Designated Officer to ensure appropriate agreements are in place prior to receiving any confidential third-party information.  These agreements must reflect a balance between the value of the information received on the one hand and the logistical and financial costs of maintaining confidentiality of the information and limiting the Company’s business opportunities on the other.  In addition, any confidential information that you may possess from an outside source, such as from a previous employer, must not, so long as such information remains confidential, be disclosed to or used by the Company.  Unsolicited confidential information submitted to the Company should be refused, returned to the sender where possible and deleted if received via the Internet or email.

CONFIDENTIAL AND PROPRIETARY INFORMATION

It is the Company’s policy to ensure that all operations, activities and business affairs of the Company and our business associates are kept confidential to the greatest extent possible.  Confidential information includes all non-public information that might be of use to competitors, or that might be harmful to the Company or its business associates if disclosed.  Confidential and proprietary information about the Company or its business associates belongs to the Company, must be treated with strictest confidence and is not to be disclosed or discussed with others.

Unless otherwise agreed to in writing, confidential and proprietary information includes any and all methods, inventions, improvements or discoveries, whether or not patentable or

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copyrightable, and any other information of a similar nature disclosed to the directors, officers or employees of the Company or otherwise made known to the Company as a consequence of or through employment or association with the Company (including information originated by the director, officer or employee).  This can include information regarding the Company’s business, products, processes, and services.  It also can include information relating to research, development, inventions, trade secrets, intellectual property of any type or description, data, business plans, marketing strategies, engineering, contract negotiations and business methods or practices.

The following are examples of information that is not considered confidential:

•	Information that is in the public domain to the extent it is readily available;

•	Information that becomes generally known to the public other than by disclosure by the Company or a director, officer or employee; and

•	Information you receive from a party that is under no legal obligation of confidentiality with the Company with respect to such information.

We have exclusive property rights to all confidential and proprietary information regarding the Company or our business associates.  The unauthorized disclosure of this information could destroy its value to the Company and give others an unfair advantage.  You are responsible for safeguarding Company information and complying with established security controls and procedures.  All documents, records, notebooks, notes, memoranda and similar repositories of information containing information of a secret, proprietary, confidential or generally undisclosed nature relating to the Company or our operations and activities made or compiled by you or made available to you prior to or during the term of your association with the Company, including any copies thereof, unless otherwise agreed to in writing, belong to the Company and shall be held by you in trust solely for the benefit of the Company, and shall be delivered to the Company by you on the termination of your association with us or at any other time we request.

CONFLICTS OF INTEREST

Conflicts of interest can arise in virtually every area of our operations.  A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company.  We must strive to avoid conflicts of interest.  We must each make decisions solely in the best interest of the Company.  Any business, financial or other relationship with suppliers, customers or competitors that might impair or appear to impair the exercise of our judgment solely for the benefit of the Company is prohibited.

Here are some examples of conflicts of interest:

Family Members.  Actions of family members may create a conflict of interest.  For example, gifts to family members by a supplier of the Company are considered gifts to you and must be reported.  Doing business for the Company with organizations where your family members are employed or that are partially or fully owned by your family members or close friends may

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create a conflict or the appearance of a conflict of interest.  For purposes of this Code, “family members” include any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, and adoptive relationships.

Gifts, Entertainment, Loans, or Other Favors.   Directors, officers and employees shall not seek or accept personal gain, directly or indirectly, from anyone soliciting business from, or doing business with the Company, or from any person or entity in competition with us.  Examples of such personal gains are gifts, non-business-related trips, gratuities, favors, loans, and guarantees of loans, excessive entertainment or rewards.   However, you may accept gifts of a nominal value.  Other than common business courtesies, directors, officers and employees must not offer or provide anything to any person or organization for the purpose of influencing the person or organization in their business relationship with us.

Directors, officers and employees are expected to deal with advisors or suppliers who best serve the needs of the Company as to price, quality and service in making decisions concerning the use or purchase of materials, equipment, property or services.  Directors, officers and employees who use the Company’s advisors, suppliers or contractors in a personal capacity are expected to pay market value for materials and services provided.

Outside Employment.  Officers and employees may not participate in outside employment, self-employment, or serve as officers, directors, partners or consultants for outside organizations, if such activity:

1.	Reduces work efficiency;

2.	Interferes with your ability to act conscientiously in the Company’s best interest; or

3.	Requires you to utilize the Company’s proprietary or confidential procedures, plans or techniques.

You must inform your supervisor of any outside employment, including the employer’s name and expected work hours.

Reporting Conflicts of Interest or Potential Conflicts of Interest.  You should report any actual or potential conflict of interest involving yourself or others of which you become aware to your supervisor or the Designated Officer.  If you are an officer, you should report any actual or potential conflict of interest involving yourself or others of which you become aware to the Designated Officer or to the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors.  If you are a Director, you should report any actual or potential conflict of interest involving yourself or others of which you become aware to the Chairman of the Corporate Governance and Nominating Committee of the Board of Directors.

Executive officers, directors, beneficial holders of 5% or more of the common shares of the Company and immediate family members of the foregoing persons are covered by the Company’s Statement of Policy with Respect to Related Party Transactions.

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CORPORATE OPPORTUNITIES AND
USE AND PROTECTION OF COMPANY ASSETS

You are prohibited from:

1.	Taking for yourself, personally, opportunities that are discovered through the use of Company property, information or position;

2.	Using the Company’s property, information or position for personal gain; and

3.	Competing with the Company.

You have a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

You are personally responsible and accountable for the proper expenditure of the Company’s funds, including money spent for travel expenses or for business entertainment.  You are also responsible for the proper use of property over which you have control, including both the Company’s property and funds and property that has been entrusted to your custody.  The Company’s assets must be used only for proper purposes.

The Company’s property should not be misused.  The Company’s property may not be sold, loaned or given away regardless of condition or value, without proper authorization.  Each director, officer and employee should protect the Company’s assets and ensure their efficient use.  Theft, carelessness and waste have a direct impact on the Company’s profitability.  The Company’s assets should be used only for legitimate business purposes.

DISCIPLINE FOR NONCOMPLIANCE WITH THIS CODE

Disciplinary actions for violations of this Code can include oral or written reprimands, suspension or termination of employment or a potential civil lawsuit against you.

The violation of laws, rules or regulations, which can subject the Company to fines and other penalties, may result in your criminal prosecution.

DISCLOSURE POLICIES AND CONTROLS

The continuing excellence of the Company’s reputation depends upon our full and complete disclosure of important information about the Company that is used in the securities marketplace.  Our financial and non-financial disclosures and filings with the SEC and applicable Canadian securities regulatory authorities must be transparent, accurate and timely.  Proper reporting of reliable, truthful and accurate information is a complex process involving cooperation among many of us.  We must all work together to insure that reliable, truthful and accurate information is disclosed to the public.

The Company must disclose to the SEC, applicable Canadian securities regulatory authorities, current security holders and the investing public information that is required, and any additional information that may be necessary, to ensure the required disclosures are not misleading or

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inaccurate.  The Company requires you to participate in the disclosure process, which is overseen by the Disclosure Committee and the CEO and CFO.  However, any external communication of information must be made by an Authorized Spokesperson (as defined in the Disclosure Policy of the Company.) The disclosure process is designed to record, process, summarize and report material information as required by all applicable laws, rules and regulations.  Participation in the disclosure process is a requirement of a public company, and full cooperation and participation by members of the Disclosure Committee, CEO, CFO and, upon request, other employees in the disclosure process is a requirement of this Code.

Officers and employees must fully comply with their disclosure responsibilities in an accurate and timely manner or be subject to discipline of up to and including termination of employment.

EXECUTION OF THE ETHICS CERTIFICATE

The CEO and the CFO shall execute the Certificate of Ethics for the CEO and CFO attached as the appendix to this Code annually.

HEALTH, SAFETY, ENVIRONMENT AND SOCIAL RESPONSIBILITY

The Company is committed to managing and operating our worldwide assets in a socially responsible manner that is protective of human health and safety and the environment, and to this end the Board of Directors has established a Health, Safety, Environment and Social Responsibility Committee.  It is our policy to comply, in all material respects, with applicable health, safety and environmental laws and regulations.  Each employee is also expected to comply with our policies, programs, standards and procedures.

FAIR DEALING WITH OTHERS

No director, officer or employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

FILING OF GOVERNMENT REPORTS

Any reports or information provided, on the Company’s behalf, to federal, state, local or foreign governments should be true, complete and accurate.  Any omission, misstatement or lack of attention to detail could result in a violation of the reporting laws, rules and regulations.

INSIDER TRADING OR TIPPING

Directors, officers and employees who are aware of material, non-public information from or about the Company (“insiders”), are not permitted, directly or through family members or other persons or entities, to:

•	Buy or sell securities (or derivatives relating to such securities) of the Company (other than pursuant to a pre-approved trading plan that complies with the SEC Rule 10b5-1); or

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•	Pass on, tip or disclose material, non-public information to others outside the Company including family and friends.

Such buying, selling or trading of securities may be punished by discipline of up to and including termination of employment; civil actions, resulting in penalties of up to three times the amount of profit gained or loss avoided by the inside trade or stock tip; or criminal actions, resulting in fines and jail time.  Any questions concerning the above and as to whether communication of particular information is permissible should be referred to the CEO.

Examples of information that may be considered material, non-public information in some circumstances are:

•	Undisclosed annual, quarterly or monthly financial results, a change in earnings or earnings projections, or unexpected or unusual gains or losses in major operations;

•	Undisclosed negotiations and agreements regarding mergers, concessions, joint ventures, acquisitions, divestitures, business combinations or tender offers;

•	Undisclosed drilling results or reserve calculations;

•	Undisclosed major management changes;

•	A substantial contract award or termination that has not been publicly disclosed;

•	A major lawsuit or claim that has not been publicly disclosed;

•	Undisclosed information about public or private financings, or decisions concerning matters such as dividends or stock splits;

•	An undisclosed filing of a bankruptcy petition by the Company or a significant subsidiary;

•	Information that is considered confidential; and

•	Any other undisclosed information that could affect our stock price.

This list is illustrative only and is not intended to provide a comprehensive list of circumstances that could give rise to material non-public information.  If you have any question as to whether particular information is material non-public information, consult with the CEO, who will consult with legal counsel as appropriate.

Non-Public Information.  Information concerning the Company is considered non-public if it has not been disseminated in a manner making it available to investors generally.  If you have any question as to whether particular information has been so disseminated, consult with the CEO, who will consult with legal counsel as appropriate.

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Another Company’s Securities. The same policy also applies to securities issued by another company if you have acquired material, public information relating to such company in the course of your employment or affiliation with the Company.

Trades Following Disclosure.  When material information has been publicly disclosed, each insider must continue to refrain from buying or selling the securities in question as provided in the Company’s Insider Trading Policy until the specified period after the information has been publicly released to allow the markets time to absorb the information.  A copy of the Company’s Insider Trading Policy, as amended from time to time, is provided to each employee of the Company.

INVESTOR RELATIONS AND PUBLIC AFFAIRS

It is very important that the information disseminated about the Company be both accurate and consistent.  For this reason, the CEO is responsible for the Company’s internal and external communications, as well as for public communications with stockholders, analysts and other interested members of the financial community.  The CEO is responsible for communication with spokespersons in both routine and crisis situations.

NON-RETALIATION FOR REPORTING

In no event will the Company take or threaten any action against you as a reprisal or retaliation for making a complaint or disclosing or reporting information in good faith.  However, if a reporting individual was involved in improper activity the individual may be appropriately disciplined even if he or she was the one who disclosed the matter to the Company.  In these circumstances, we may consider the conduct of the reporting individual in reporting the information as a mitigating factor in any disciplinary decision.

We will not allow retaliation against any employee for reporting a possible violation of this Code in good faith.  Retaliation for reporting a federal offense is illegal under federal law and prohibited under this Code.  Retaliation for reporting any violation of a law, rule or regulation or a provision of this Code is prohibited.  Retaliation will result in discipline up to and including termination of employment and may also result in criminal prosecution.

POLITICAL CONTRIBUTIONS

You must refrain from making any use of Company, personal or other funds or resources on behalf of the Company for political or other purposes which are improper or prohibited by the applicable federal, state, local or foreign laws, rules or regulations.  Company contributions or expenditures in connection with election campaigns will be permitted only to the extent allowed by federal, state, local or foreign election laws, rules and regulations.

You are encouraged to participate actively in the political process.  We believe that individual participation is a continuing responsibility of those who live in a free country.

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PROHIBITED SUBSTANCES

We prohibit the use of alcohol, illegal drugs or other prohibited items, including legal drugs which affect the ability to perform one’s work duties, while on the Company’s premises.  We also prohibit the possession or use of alcoholic beverages, firearms, weapons or explosives on the Company’s property unless authorized by an executive officer of the Company.  You are also prohibited from reporting to work while under the influence of alcohol or illegal drugs.

RECORD RETENTION

We have document retention policies to establish retention periods for records created or received in the normal course of business.  A record is any information, regardless of physical format, which has been created or received in the transaction of the Company’s business.  Physical format of a record includes hard copy, electronic, magnetic tape, disk, audio, video, optical image, etc.  Each corporate department is responsible for the maintenance, retrieval, transfer, and destruction of its records in accordance with the established filing procedures, records retention schedules and procedures.

The alteration, destruction or falsification of corporate documents or records may constitute a criminal act.  Destroying or altering documents with the intent to obstruct a pending or anticipated official government proceeding is a criminal act and could result in large fines and a prison sentence of up to 20 years.  Document destruction or falsification in other contexts can result in a violation of the federal securities laws or the obstruction of justice laws.

Before any destruction of any documents or records, you must consult the Company’s document retention procedures.  You are required to review, follow and abide by the terms of those procedures.  If the procedure is not clear, questions arise, or there is a pending or anticipated official proceeding, then the CEO must approve any document destruction.

RELATIONS AMONG EMPLOYEES:  RESPECT AND CONTRIBUTION

We function as a team.  Your success as part of this team depends on your contribution and ability to inspire the trust and confidence of your coworkers and supervisors.  Respect for the rights and dignity of others and a dedication to the good of our Company are essential.

A cornerstone of our success is the teamwork of our directors, officers and employees.  We must each respect the rights of others while working as a team to fulfill our objectives.  To best function as part of a team, you must be trustworthy and dedicated to high standards of performance.  The relationships between business groups also require teamwork.

To facilitate respect and contribution among employees, we have implemented the following employment policies:

•	To hire, pay and assign work on the basis of qualifications and performance;

•	Not to discriminate on the basis of race, religion, ethnicity, national origin, color, gender, age, citizenship, veteran’s status, marital status or disability;

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•	To attract and retain a highly talented workforce;

•	To encourage skill growth through training and education and promotional opportunities;

•	To encourage an open discussion between all levels of employees and to provide an opportunity for feedback from the top to the bottom and from the bottom to the top;

•	To prohibit any sexual, physical, verbal or any other kind of harassment by others; To make the safety and security of our employees while at Company facilities a priority;

•	To recognize and reward additional efforts that go beyond our expectations; and

•	To respect all workers’ rights to dignity and personal privacy by not disclosing employee information, including protected health information, unnecessarily.

REPORTING OF CODE VIOLATIONS

You should be alert and sensitive to situations that could result in actions that might violate federal, state, or local laws or the standards of conduct set forth in this Code.  If you believe your own conduct or that of a fellow director, officer or employee, as the case may be, may have violated any such laws or this Code, you have an obligation to report the matter.

Generally, you should raise such matters first with an immediate supervisor.  However, if you are not comfortable bringing the matter up with your immediate supervisor, or do not believe the supervisor has dealt with the matter properly, then you should raise the matter with the Designated Officer.  If a law, rule or regulation is in question, then consult with the Designated Officer who will consult with or refer you to the appropriate corporate legal representatives.  The most important point is that possible violations should be reported and we support all means of reporting them.

Directors and officers should report any potential violations of this Code to the Corporate Governance and Nominating Committee of the Board of Directors.

WAIVERS

There shall be no waiver of any part of this Code for any director or officer except by a vote of the Board of Directors or a designated board committee that will ascertain whether a waiver is appropriate under all the circumstances.  In case a waiver of this Code is granted to a director or officer, the notice of such waiver shall be posted on our website within five days of the Board of Directors’ vote or designated board committee’s vote, or shall be otherwise disclosed as required by applicable law or NYSE MKT or Toronto Stock Exchange rules.  Notices posted on the Company’s website shall remain there for a period of 12 months and shall be retained in the Company’s files as required by law.

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Notwithstanding the foregoing, a waiver for a specific event arising under the “Conflicts of Interest” section of this Code may be granted to an employee that is not a director or officer on the approval of the CEO and one member of the Board of Directors.  No other waivers of this Code are permitted.

CONCLUSION

This Code is an attempt to point all of us at the Company in the right direction, but no document can achieve the level of principled compliance that we are seeking.  In reality, each of us must strive every day to maintain our awareness of these issues and to comply with this Code’s principles to the best of our abilities.  Before we take an action, we must always ask ourselves:

Does it feel right?
Does it make sense?
Is this action ethical in every way?
Is this action in compliance with the law?
Could my action create an appearance of impropriety?
Am I trying to fool anyone, including myself, about the propriety of this action?

If an action would elicit the wrong answer to any of these questions, do not take it.  We cannot expect perfection, but we do expect good faith.  If you act in bad faith or fail to report illegal or unethical behavior, then you will be subject to disciplinary procedures.  We hope that you agree that the best course of action is to be honest, forthright and loyal at all times.

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APPENDIX

CERTIFICATE OF ETHICS FOR THE CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER

In my role as Chief Executive Officer (“CEO”) or Chief Financial Officer (“CFO”) of Vista Gold Corp. (the “Company”), I have adhered to and advocated to the best of my knowledge and ability the following principles and responsibilities governing professional conduct and ethics:

1.
Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.  A “conflict of interest” exists when an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Company.

2.
Provide constituents with information that is accurate, complete, objective, relevant, timely and understandable.  If I am the CEO or CFO, I shall review the annual and quarterly reports before certifying and filing them with the SEC.

3.	Comply with all applicable laws, rules and regulations of federal, state and local governments, and other appropriate private and public regulatory agencies.

4.	Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing my independent judgment to be subordinated.

5.
Respect the confidentiality of information acquired in the course of business except when authorized or otherwise legally obligated to disclose the information.  I acknowledge that confidential information acquired in the course of business is not to be used for personal advantage.

6.	Promote ethical behavior among employees at the Company and as a responsible partner with industry peers and associates.

7.	Maintain control over and responsibly manage all assets and resources employed or entrusted to me by the Company.

8.
Report illegal or unethical conduct by any director, officer or employee that has occurred, is occurring or may occur, including any potential violations of the Company’s Code of Business Conduct and Ethics (the “Code”).  Such report shall be made to the Corporate Governance and Nominating Committee of the Board of Directors and shall include conduct of a financial or non-financial nature.

9.	Comply with the Code. I understand that if I violate any part of the Code, I will be subject to disciplinary action.

I understand that the Code is subject to all applicable laws, rules and regulations.

Vista Gold Corp.
Code of Business Conduct and Ethics - March 2014

I understand that there shall be no waiver of, modification of, or change to any part of the Code except by a vote of the Board of Directors or a designated board committee.  In the event that a waiver of, modification of, or a change to the Code is granted, then the notice of the waiver, modification and/or change shall be posted on the Company’s website within five business days of the Board of Directors’ or designated board committee’s vote or shall be disclosed otherwise as required by applicable law or NYSE MKT, Toronto Stock Exchange or United States Securities and Exchange Commission rules.  Notices posted on the Company website shall remain there for a period of 12 months and shall be retained in the Company’s files as required by law.

_____________________ Name: Title:

Dated this ____ day of ____________________.

Vista Gold Corp.
Code of Business Conduct and Ethics - March 2014